SUPPLEMENT DATED MAY 1, 2021
TO
PROSPECTUS DATED MAY 1, 2009

WEALTHQUEST III GROUP UNALLOCATED VARIABLE ANNUITY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 26, 2021 and Thursday, December 23, 2021 and Friday, December 24, 2021, in the sub-section entitled “Contract Transactions” on page 24 is amended to read as follows:

Surrenders and transfers requested by you and purchase payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 26, 2021 and Thursday, December 23, 2021 and Friday, December 24, 2021, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program).  All other transactions will be processed on the next Valuation Date that we are open for business.

In addition to the above information, effective April 30, 2021, the Invesco Oppenheimer VI Discovery Mid-Cap Growth Fund – Series I’s name changed to the Invesco VI Discovery Mid-Cap Growth Fund – Series I.

And, effective April 30, 2021, the Invesco V.I. Managed Volatility Fund – Series I merged into the Invesco VI Equity and Income Fund – Series I.

These fund references appear on pages 1, 10, and 36.

The investment objective for the Invesco V.I. Equity and Income Fund – Series I is “to seek capital appreciation and current income by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade fixed-income securities.”

On page 32, the paragraphs discussing “American National Insurance Company” have been amended to read:

American National Insurance Company

The Company is a stock life insurance company chartered in 1905 in the State of Texas. We write individual and group life, accident and health insurance and annuities. Our Home Office is located in the American National Insurance Company Building, One Moody Plaza, Galveston, Texas 77550-7947. The Company is wholly owned by American National Group, Inc., a publicly traded company.  The Libbie Shearn Moody Trust owns approximately 37.0% of the outstanding stock of American National Group, Inc. The Moody Foundation, which has a 79% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 22.75% of the outstanding stock of American National Group, Inc.
We are regulated by the Texas Department of Insurance and are subject to the insurance laws and regulations of other states where we operate. Each year, we file a National Association of Insurance Commissioners annual statement blank with the Texas Department of Insurance. Such annual statement blank covers our operations and reports on our financial condition and the Separate Account’s financial condition as of December 31 of the preceding year. Periodically, the Texas Department of Insurance examines and certifies the adequacy of the Separate Account’s and our liabilities and reserves.

Obligations under the Contract are our obligations.